UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2015

eBay Inc.

(Exact name of registrant as specified in its Charter)

Delaware	000-24821	77-0430924
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2065 Hamilton Avenue,

San Jose, CA 95125

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (408) 376-7400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

The information in this report and in the exhibits hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or the Exchange Act, and is not to be incorporated by reference into any filing by eBay Inc., or the company, or PayPal Holdings, Inc., or PayPal Holdings, under the Securities Act of 1933, or the Securities Act, regardless of any general incorporation language contained in such filing, unless otherwise expressly stated in such filing.

The investor presentations included as Exhibits 99.1 and 99.2 to this report will be presented at meetings with investors and analysts beginning on June 8, 2015.

The exhibits attached hereto include the following financial measure defined as a “non-GAAP financial measure” by the Securities and Exchange Commission, or the SEC: free cash flow. This financial measure may be different from non-GAAP financial measures used by other companies. The presentation of this non-GAAP financial measure, which is not prepared under any comprehensive set of accounting rules or principles, is not intended to be considered in isolation of, or as a substitute for, the financial information prepared and presented in accordance with generally accepted accounting principles. See the appendix to each of Exhibits 99.1 and 99.2 hereto for further information regarding this non-GAAP financial measure, including a reconciliation of this measure to the nearest comparable GAAP measure.

The exhibits attached hereto also contain projections and other forward-looking statements relating to, among other things, the company’s and PayPal Holdings’ future results of operations, financial condition and performance. These forward-looking statements are subject to a number of estimates, assumptions and other uncertainties and there can be no assurance that the company’s and PayPal Holdings’ actual results of operations, financial condition and performance will not differently, perhaps substantially, from the results of operations, financial condition and performance reflected or implied by these forward-looking statements. A discussion of certain factors that may affect the company’s and PayPal Holdings’ actual results of operations, financial condition and performance is included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the company’s most recent annual report on Form 10-K and subsequent quarterly reports on Form 10-Q and in Exhibit 99.1 to PayPal Holdings’ registration statement on Form 10 and amendments thereto, copies of which may be obtained by visiting the company’s investor relations web site at http://investor.ebayinc.com or the SEC’s web site at www.sec.gov. Undue reliance should not be placed on the forward-looking statements in the attached exhibits, which are based on information available to the company and PayPal Holdings on the date hereof. The company and PayPal Holdings assume no obligation to update such statements.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

99.1	eBay Investor Presentation dated June 8, 2015

99.2	PayPal Investor Presentation dated June 8, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 8, 2015	eBay Inc.

	By:	/s/ Michael R. Jacobson
		Name:	Michael R. Jacobson
		Title:	Senior Vice President, Legal Affairs, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	eBay Investor Presentation dated June 8, 2015

99.2	PayPal Investor Presentation dated June 8, 2015